Managed
HIGH INCOME
PORTFOLIO INC.

                               [GRAPHIC OMITTED]

                                                                       Quarterly

                                                                          Report

                                                               November 30, 2002

                               [GRAPHIC OMITTED]

                                                        Managed
LETTER TO                                               HIGH INCOME
SHAREHOLDERS                                            PORTFOLIO INC.

Dear Shareholder,

      Please allow me to introduce myself as the new Chairman of the Board, President and Chief Executive Officer of the Managed High Income Portfolio Inc. ("Fund"), replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's management team by providing you with these shareholder letters quarterly.

      To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001 and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

      Enclosed herein is the quarterly report for the Fund for the nine months ended November 30, 2002. In this report, the Fund's managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,


/s/ R. Jay Gerken


R. Jay Gerken
Chairman, President and
Chief Executive Officer

Performance Review(1)

      During the nine months ended November 30, 2002, the Fund distributed income dividends to shareholders totaling $0.51 per share. The table below details the annualized distribution rate and the nine-month total return for the Fund based on its November 30, 2002 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price.(2)

                Price                  Annualized               Nine-Month
              Per Share           Distribution Rate(3)        Total Return(3)
          -------------             -----------------          ------------
          $6.12 (NAV)                    10.98%                  (2.89)%
          $6.27 (NYSE)                   10.72%                  (3.88)%

      The Fund's Lipper Inc. ("Lipper")(4) peer group of high current yield closed-end funds returned negative 3.81% based on NAV for the nine months ended November 30, 2002.

Investment Strategy

      The Fund's investment strategy is to seek high current income. Capital appreciation is a secondary objective. The Fund invests primarily in high-yielding corporate bonds, debentures and notes. To accomplish this goal, under normal conditions, the Fund will invest at least 80% of its assets in corporate bonds, debentures and notes rated below investment-grade(5) and may invest up to 20% of its assets in common stock or other equity or equity-related securities, including convertible securities, preferred stock, warrants and rights.

----------
(1)   Past performance is not indicative of future results.
(2) NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market (NYSE) price as determined by supply of and demand for the Fund's shares.
(3) Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.056 for twelve months. This rate is as of November 30, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment.
(4) Lipper is a major independent mutual fund tracking organization. Average annual returns are based on the nine-month period ended November 30, 2002, calculated among seven funds in the high current yield closed-end funds category with reinvestment of dividends and capital gains, excluding sales charges.
(5) Investments in high-yield securities, commonly known as "junk bonds," involve a greater risk of loss than an investment in investment-grade securities and are considered speculative.

      Although the portfolio may invest in securities of any maturity, under current market conditions, the portfolio intends to invest in fixed-income securities that have an average remaining maturity of between five and ten years. The fixed-income securities purchased by the portfolio are generally below investment-grade. In addition, the Fund has adopted a policy to provide the stockholders of the Fund with at least 60 days prior notice of any changes to the 80% investment policy described above if such notice is required by the Investment Company Act of 1940.

Portfolio Manager Market Overview

      Although the high-yield market gained momentum over recent months, the market faced a series of challenges earlier in the reporting period that contributed to its volatility. We feel that those challenges included concerns about reported fraudulent corporate accounting practices at several high-profile firms, downgrades in corporate debt ratings and uncertainties about the momentum behind and sustainability of a potential economic recovery. For the six months ended August 30, 2002 (i.e., the first six months of the Fund's fiscal reporting period), the high-yield market returned negative 6.86%, as measured by the Salomon Smith Barney High-Yield Market Index ("SSB High-Yield Index").(6)

      As the period advanced, however, the SSB High-Yield Index generated improved results, posting a positive return of 5.15% for the three months ended November 30, 2002. During this time, in an effort to fuel the U.S. economy, on November 6th, the Federal Open Market Committee ("FOMC")(7) reduced its target for the short-term federal funds rate ("fed funds rate")(8) by half a percentage point to 1.25%, a 40-year low. In November 2002, the equity market rally, improving economic data, an increased possibility of avoiding war with Iraq (at the time), and large mutual inflows, in our opinion, propelled the high-yield market higher as investors became more optimistic about the investment environment at the time.

      For the period, the high-yield market's top-performing sectors included: containers, restaurants, consumer products, gaming, broadcast/outdoor and paper/forest products. The containers sector benefited in our view from lower raw material prices early in the year and an improving economy. Operational improvements and asset sales helped enable the restaurant sector to return from oversold prices in the prior year. Consumer products and gaming benefited

----------
(6) The SSB High-Yield Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.
(7) The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
(8) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

from continued strength in consumer spending and higher credit quality in the sector. We think the broadcast/outdoor sector performed well due to improving operating results, equity issuance and a favorable regulatory environment. Strong balance sheets and flexible liquidity enabled paper/forest products to perform favorably in our view, despite having limited pricing power.

      The worst-performing sectors included wireline telecommunications, cable, airlines, utilities, wireless telecommunications, towers and supermarkets/ drugstores. Wireline telecommunications suffered in our opinion from reports of Worldcom's bankruptcy and reports of accounting investigations at another communications company, as well as from deteriorating industry fundamentals. Alleged accounting improprieties at two high-profile communications companies in our view impacted the cable sector. Declining earnings due to a slowdown in air travel and the potential of more bankruptcies adversely impacted the airline sector. The utilities sector suffered due to accounting and regulatory concerns and deteriorating industry fundamentals. Wireless telecommunications underperformed due to declining subscriber growth and intense competition. The supermarkets/drugstores stocks suffered from questions regarding accounting procedures and corporate integrity concerns at a large wholesaler and increased competition from larger, better-capitalized companies.

Portfolio Manager Fund Overview

      Despite volatility during the period, we recently started to become relatively more bullish on credit risk in the Fund. We began to build the Fund's exposure to high-yield issues characterized as having more corporate credit risk in the spring. However, in addition to targeting these issues, we also sought better-quality issues within the high-yield sector in an effort to somewhat minimize risk in the portfolio on an overall basis, as our outlook was and remains somewhat murky given extraneous geopolitical events.

      In contrast, several years ago we started to pull back in terms of the Fund's credit risk exposure. However, it is our view that the market is currently pricing in too much risk given where we are in the economic cycle (in our view, we are about three-quarters of the way through an extended downturn in the credit cycle after having been, in effect, in a credit crunch for the last three or four years and bearish on the overall economy during that period).

      Although the Fund has invested in issues in a diverse range of industries, from a sector perspective, we have also targeted those issues in telecommunications that we feel offer long-term potential on a risk/reward basis. Several years ago it would have been difficult in telecommunications to forecast that much of the fiber in the ground would be unused right now. In addition, many investors did not really observe how much capacity was available in the telecom sector.

Portfolio Manager Outlook

      In this cycle, we think that we are finding many established growth company opportunities, including telecom companies, to consider. However, particularly in the telecom sector, we believe these investment-grade issues are trading at traditional "junk" levels (i.e., depressed prices given the challenges that have impacted this sector). These companies might be going through cyclical downturns, but in our opinion, there are companies within this sector with strong balance sheets. In our view, these companies are unlikely to be driven to bankruptcy over a three- to six-month period.

      In our mind, an economic recovery may enhance the backdrop for the high-yield market--and we think that we will have a muted recovery next year. However, we do not think a double-dip recession will occur. In our opinion, the best potential opportunities exist in the stronger issues with single-B credit ratings. However, we are seeking to somewhat hedge risks in the overall portfolio via investment in other categories, as we think the best "risk-adjusted" opportunities in the corporate bond market as a whole is in large-cap issues rated triple-B and single-A (an emphasis being large-cap investment-grade bonds where we see an abundance of supply and, in our view, offer favorable yields). Therefore, we continue to focus on opportunities in the single-B sector on a selective basis that, in our view, offer favorable risk/reward profiles. Furthermore, we are seeking suitable opportunities in lower-quality investment-grade and crossover (investment-grade/high-yield) bonds.

      Overall, our U.S. interest rate outlook for next year is not overwhelmingly positive and that short-term interest rates may potentially rise within the year or so. Given that prices of bonds move opposite to yields, we are not especially bullish on high-quality bonds next year. (High-yield bonds, while subject to interest rate movements, are also more highly correlated to other considerations such as equity market performance and potential corporate credit rating changes than higher-rated investment-grade taxable bonds with secure credit ratings.) However, we think the investment environment will be moderate in terms of credit risk in 2003. In our view, valuations in the high-yield bond market remain attractive with yields in many cases exceeding 12%, but we remain somewhat cautious given the relatively high level of default rates (on a global basis). On November 30, 2002, the high-yield market, as measured by the SSB High-Yield Index, yielded 12.09%. We believe that these levels present attractive long-term value, but the key is prudent security selection.

      The high-yield bond market appears attractive in our view at yields in excess of 12%. We believe that current valuations discount many of the negatives experienced over the past year and that many of these concerns are likely to abate over the coming year. The U.S. economy is anticipated to improve by market observers during the next 12 to 18 months, which we believe should benefit corporate earnings and help reduce the rate of defaults on corporate debt payments. In addition, in our view the worst news with regards to corporate accounting scandals should be over, and a potential war with Iraq appears to be discounted to a significant extent into the fixed-income securities market. As these concerns ease and equity markets stabilize, after an extremely volatile year, we believe the high-yield bond market should perform favorably. In light of this outlook, we are focusing on selectively adding a moderate amount of credit risk to the portfolio.

Looking for Additional Information?

      The Managed High Income Portfolio Inc. is traded on the New York Stock Exchange under the symbol "MHY." Daily closing prices are available online under symbol XMHYX and in most newspapers under the New York Stock Exchange listings. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

      Thank you for your investment in the Managed High Income Portfolio Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ Peter J. Wilby                            /s/ Beth A. Semmel


Peter J. Wilby, CFA                           Beth A. Semmel, CFA
Vice President and                            Vice President and
Investment Officer                            Investment Officer

December 17, 2002

The information provided in this commentary represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 8 through 26 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of November 30, 2002 and are subject to change.

--------------------------------------------------------------------------------
Take Advantage of the Fund's Dividend Reinvestment Plan!

      Did you know that Fund investors may reinvest their dividends in an effort to take advantage of what can be one of the most effective wealth-building tools available today? When the Fund achieves its objectives, systematic investments by shareholders put time to work for them through the strength of compounding.

      As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A description of the Fund's Plan begins on page 39. Below is a short summary of how the Plan works.

Plan Summary

      If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

      The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share or 95% of the market price, whichever is greater.

      If the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Purchasing Agent will buy common stock for your account in the open market or on the New York Stock Exchange.

      If the Purchasing Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Purchasing Agent will attempt to cancel any remaining orders and the Fund will issue the remaining dividend or distribution in shares at the greater of Fund's NAV per share or 95% of the then current market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

      To find out more detailed information about the Plan and about how you can participate, please call PFPCGlobal Fund Services at (800) 331-1710.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2002 (unaudited)

     Face
    Amount+        Rating(a)                    Security                                Value
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 96.2%
-------------------------------------------------------------------------------------------------
Aerospace/Defense -- 1.2%
                          BE Aerospace, Inc., Sr. Sub. Notes, Series B:
     830,000       B         8.000% due 3/1/08 ................................      $    647,400
     480,000       B         8.875% due 5/1/11 ................................           374,400
     975,000       B-     Dunlop Standard Aerospace Holdings PLC,
                             Sr. Notes, 11.875% due 5/15/09 ...................         1,004,250
   1,040,000       CCC+   Hexcel Corp., Sr. Sub. Notes,
                             9.750% due 1/15/09 ...............................           780,000
     315,000       B-     TransDigm Inc., Sr. Sub. Notes,
                             10.375% due 12/1/08 ..............................           329,175
-------------------------------------------------------------------------------------------------
                                                                                        3,135,225
-------------------------------------------------------------------------------------------------
Airlines -- 1.4%
   1,050,000       B      Air Canada, Sr. Notes, 10.250% due 3/15/11 ..........           695,625
   6,296,588       CCC    Airplanes Pass-Through Trust, Corporate
                             Asset-Backed Securities, Series 1, Class D,
                             10.875% due 3/15/09 ..............................           125,932
                          Continental Airlines, Inc., Pass-Through
                             Certificates:
     940,000       BBB-        Series 1999-2, Class C-2,
                                 7.434% due 3/15/06 ...........................           560,146
     386,495       BBB-        Series 2000-2, Class C, 8.312% due 4/2/11 ......           231,418
   1,435,000       BB          Series 2001-2, Class D, 7.568% due 12/1/06 .....           640,519
                          United Air Lines, Inc., Pass-Through
                             Certificates (b):
                               Class B:
     581,503       BB-           Series 2000-1, 8.030% due 7/1/11 .............           242,809
   1,443,359       BB            Series 2000-2, 7.811% due 4/1/11 .............           574,045
     275,000       BB+           Series 2001-1, 6.932% due 9/1/11 .............           122,673
     630,000       B+          Series 2001-1, Class C, 6.831% due 9/1/08 ......           254,349
     562,040       BBB+   US Airways, Inc., Pass-Through Certificates,
                             Series 99-1, 8.360% due 7/20/20 (c) ..............           446,661
-------------------------------------------------------------------------------------------------
                                                                                        3,894,177
-------------------------------------------------------------------------------------------------
Automotive -- 2.6%
                          Collins & Aikman Products Co.:
     330,000       B         Guaranteed Sr. Notes, 10.750% due 12/31/11 .......           320,100
     140,000       B         Guaranteed Sr. Sub. Notes,
                               11.500% due 4/15/06 ............................           119,700


8                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2002 (unaudited) (continued)

     Face
    Amount+        Rating(a)                    Security                                Value
-------------------------------------------------------------------------------------------------
Automotive -- 2.6% (continued)
                          Dana Corp.:
   1,160,000       BB        Notes, 6.500% due 3/1/09 .........................      $  1,026,600
     525,000       BB        Sr. Notes, 10.125% due 3/15/10 ...................           540,750
     245,000       B-     Eagle-Picher Industries, Inc., Guaranteed
                             Sr. Sub. Notes, 9.375% due 3/1/08 ................           167,825
   3,350,000       BBB+   Ford Motor Co., Notes, 7.450% due 7/16/31 ...........         2,835,383
     775,000       A2*    General Motors Acceptance Corp., Notes,
                             6.875% due 8/28/12 ...............................           747,379
     625,000       Ba1*   Navistar International Corp., Guaranteed Sr.
                             Notes, Series B, 9.375% due 6/1/06 ...............           609,375
     375,000       B-     Rexnord Corp., Sr. Sub. Notes,
                             10.125% due 12/15/12 (d) .........................           390,000
     530,000       B      Stanadyne Automotive Corp., Guaranteed Sr. Sub.
                             Notes, Series B, 10.250% due 12/15/07 ............           416,050
-------------------------------------------------------------------------------------------------
                                                                                        7,173,162
-------------------------------------------------------------------------------------------------
Broadcasting -- 2.2%
   2,182,000       B-     Emmis Communications Corp., Sr.
                             Discount Notes, step bond to yield
                             12.511% due 3/15/11 ..............................         1,778,330
   1,890,000       B-     LIN Holdings Corp., Sr. Discount Notes,
                             step bond to yield 13.582% due 3/1/08 ............         1,956,150
                          Paxson Communications Corp.:
     355,000       B-        Guaranteed Sr. Sub. Notes,
                               10.750% due 7/15/08 ............................           351,450
     825,000       B-        Sr. Sub. Discount Notes, step bond to yield
                               12.309% due 1/15/09 ............................           515,625
     895,000       B      Sinclair Broadcast Group, Inc., Guaranteed
                             Sr. Sub. Notes, 8.750% due 12/15/11 ..............           964,363
     515,000       B-     Spanish Broadcasting System, Inc., Guaranteed
                             Sr. Sub. Notes, 9.625% due 11/1/09 ...............           535,600
-------------------------------------------------------------------------------------------------
                                                                                        6,101,518
-------------------------------------------------------------------------------------------------
Building/Construction -- 4.5%
     340,000       B      Amatek Industries Ltd., Sr. Sub. Notes,
                             12.000% due 2/15/08 ..............................           368,900
     265,000       B      Associated Materials Inc., Sr. Sub. Notes,
                             9.750% due 4/15/12 ...............................           282,225
   1,050,000       B-     Atrium Cos., Inc., Guaranteed Sr. Sub. Notes,
                             Series B, 10.500% due 5/1/09 .....................         1,034,250


                      See Notes to Financial Statements.                       9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2002 (unaudited) (continued)

     Face
    Amount+        Rating(a)                    Security                                Value
-------------------------------------------------------------------------------------------------
Building/Construction -- 4.5% (continued)
     525,000       BB     Beazer Homes USA, Inc., Guaranteed Sr. Notes,
                             8.625% due 5/15/11 ...............................      $    553,875
     950,000       B-     Brand Services, Inc., Sr. Sub. Notes,
                             12.000% due 10/15/12 (d) .........................           997,500
                          D.R. Horton, Inc.:
     685,000       BB        Guaranteed Sr. Notes, 8.000% due 2/1/09 ..........           700,413
     545,000       B+        Sr. Sub. Notes, 9.375% due 3/15/11 ...............           557,263
     815,000       BB-    KB HOME, Sr. Sub. Notes, 9.500% due 2/15/11 .........           877,144
     895,000       BB+    Lennar Corp., Guaranteed Sr. Notes, Series B,
                             9.950% due 5/1/10 ................................         1,002,400
     610,000       B      Meritage Corp., Guaranteed Sr. Notes,
                             9.750% due 6/1/11 ................................           645,075
                          Nortek, Inc.:
     575,000       B+        Sr. Notes, Series B, 9.125% due 9/1/07 ...........           580,750
   1,315,000       B-        Sr. Sub. Notes, 9.875% due 6/15/11 ...............         1,324,863
     530,000       CCC+   Oglebay Norton Co., Sr. Sub. Notes,
                             10.000% due 2/1/09 ...............................           347,150
     490,000       BB+    The Ryland Group, Inc., Sr. Notes,
                             9.750% due 9/1/10 ................................           543,900
   1,035,000       B+     Schuler Homes, Inc., Guaranteed Sr. Sub. Notes,
                             10.500% due 7/15/11 ..............................         1,081,575
                          Standard Pacific Corp.:
     685,000       BB        Sr. Notes, 8.500% due 4/1/09 .....................           705,550
     525,000       Ba3*      Sr. Sub. Notes, 9.250% due 4/15/12 ...............           518,437
-------------------------------------------------------------------------------------------------
                                                                                       12,121,270
-------------------------------------------------------------------------------------------------
Business Services -- 1.9%
   1,805,000       BBB-   Avis Group Holdings Inc., Guaranteed Sr. Sub.
                             Notes, 11.000% due 5/1/09 ........................         1,960,681
     400,000       CCC    Imax Corp., Sr. Notes, 7.875% due 12/1/05 ...........           302,000
   2,005,000       CCC+   Outsourcing Solutions Inc., Sr. Sub. Notes,
                             11.000% due 11/1/06 (e) ..........................           411,025
     630,000       B      Penhall International Corp., Guaranteed Sr.
                             Notes, 12.000% due 8/1/06 ........................           381,150
   1,145,000       B+     Spherion Corp., Sub. Notes,
                             4.500% due 6/1/05 (f) ............................         1,049,106
   1,030,000       B      Williams Scotsman, Inc., Guaranteed Sr. Notes,
                             9.875% due 6/1/07 ................................           973,350
-------------------------------------------------------------------------------------------------
                                                                                        5,077,312
-------------------------------------------------------------------------------------------------


10                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2002 (unaudited) (continued)

     Face
    Amount+        Rating(a)                    Security                                Value
-------------------------------------------------------------------------------------------------
Cable -- 8.8%
   1,640,000       Ca*    Century Communications Corp., Sr. Discount
                             Notes, zero coupon due 1/15/08 (e) ...............      $    262,400
                          Charter Communications Holdings, LLC:
                             Sr. Discount Notes:
   6,255,000       B-          Step bond to yield 13.999% due 1/15/10 .........         2,126,700
   1,650,000       B-          Step bond to yield 13.334% due 1/15/11 .........           486,750
   1,325,000       B-          Step bond to yield 11.757% due 5/15/11 .........           390,875
                             Sr. Notes:
   1,450,000       B2*         10.750% due 10/1/09 ............................           739,500
     925,000       B2*         11.125% due 1/15/11 ............................           476,375
                          CSC Holdings, Inc.:
   1,475,000       BB+       Sr. Debentures, 7.625% due 7/15/18 ...............         1,298,000
                             Sr. Notes:
     625,000       BB+         7.875% due 12/15/07 ............................           595,313
                               Series B:
     725,000       BB+           8.125% due 7/15/09 ...........................           686,937
     420,000       BB+           7.625% due 4/1/11 ............................           392,700
                             Sr. Sub. Debentures:
   2,345,000       BB-         10.500% due 5/15/16 ............................         2,274,650
     575,000       BB-         9.875% due 4/1/23 ..............................           503,125
   2,105,000       B1*    EchoStar Broadband Corp., Sr. Notes,
                             10.375% due 10/1/07 ..............................         2,220,775
                          EchoStar DBS Corp., Sr. Notes:
   1,835,000       B+        9.125% due 1/15/09 ...............................         1,890,050
   1,695,000       B+        9.375% due 2/1/09 ................................         1,754,325
   1,585,000       B-     Insight Communications Co., Inc., Sr.
                             Discount Notes, step bond to yield
                             14.616% due 2/15/11 ..............................           792,500
   1,500,000       B+     Mediacom Broadband LLC, Guaranteed
                             Sr. Notes, 11.000% due 7/15/13 ...................         1,537,500
     600,000       B+     Mediacom LLC, Sr. Notes, 9.500% due 1/15/13 .........           537,000
     225,000(EUR)  CCC+   ONO Finance PLC, Sr. Notes,
                             14.000% due 7/15/10                                           58,169
                          Pegasus Communications Corp.:
     525,000       CCC+      Sr. Discount Notes, step bond to yield
                               17.856% due 3/1/07 .............................           132,563
                             Sr. Notes, Series B:
     105,000       CCC+        9.625% due 10/15/05 ............................            49,088
     425,000       CCC+        9.750% due 12/1/06 .............................           198,688


                       See Notes to Financial Statements.                     11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2002 (unaudited) (continued)

     Face
    Amount+        Rating(a)                    Security                                Value
-------------------------------------------------------------------------------------------------
Cable -- 8.8% (continued)
   2,710,000       Ba1*   Rogers Cablesystems Ltd., Guaranteed Sr. Sub.
                             Debentures, 11.000% due 12/1/15 ..................      $  2,750,650
     865,000(GBP)  C      Telewest Communications PLC, Sr. Notes,
                             5.250% due 2/19/07 (d) ...........................           215,487
   1,550,000       BBB+   Time Warner Inc., Guaranteed Debentures,
                             6.625% due 5/15/29 ...............................         1,350,678
-------------------------------------------------------------------------------------------------
                                                                                       23,720,798
-------------------------------------------------------------------------------------------------
Chemicals -- 4.5%
     615,000       B+     Airgas, Inc., Guaranteed Sr. Sub. Notes,
                             9.125% due 10/1/11 (d) ...........................           670,350
   1,035,000       B-     Avecia Group PLC, Guaranteed Sr. Notes,
                             11.000% due 7/1/09 ...............................           879,750
                          Huntsman ICI Holdings LLC:
   9,690,000       B-        Sr. Discount Notes, zero coupon due 12/31/09 .....         2,374,050
     525,000       B         Sr. Notes, 9.875% due 3/1/09 (d) .................           548,625
   1,055,000       BB     IMC Global Inc., Guaranteed Sr. Notes, Series B,
                             11.250% due 6/1/11 ...............................         1,177,644
   1,035,000       B+     International Specialty Holdings Inc., Sr. Secured
                             Notes, Series B, 10.625% due 12/15/09 ............           936,675
   1,055,000       BB-    ISP Chemco Inc., Guaranteed Sr. Sub. Notes,
                             Series B, 10.250% due 7/1/11 .....................         1,097,200
   1,050,000       BB     Lyondell Chemical Co., Sr. Secured Notes,
                             11.125% due 7/15/12 ..............................         1,105,125
     420,000       BBB-   Methanex Corp., Sr. Notes,
                             8.750% due 8/15/12 ...............................           451,500
   1,865,000       B+     OM Group, Inc., Guaranteed Sr. Sub. Notes,
                             9.250% due 12/15/11 ..............................           801,950
                          Terra Industries Inc.:
     105,000       BB-       Guaranteed Sr. Secured Notes,
                               12.875% due 10/15/08 ...........................           112,875
   1,440,000       B         Sr. Notes, 10.500% due 6/15/05 ...................         1,317,600
   1,160,000       CCC+   Texas Petrochemical Corp., Sr. Sub. Notes,
                             11.125% due 7/1/06 ...............................           701,800
-------------------------------------------------------------------------------------------------
                                                                                       12,175,144
-------------------------------------------------------------------------------------------------
Consumer Products and Services -- 4.0%
                          American Greetings Corp.:
     740,000       BBB-      Notes, 6.100% due 8/1/28                                     701,150
     475,000       BB+       Sr. Sub. Notes, 11.750% due 7/15/08                          524,875


12                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2002 (unaudited) (continued)

     Face
    Amount+        Rating(a)                    Security                                Value
-------------------------------------------------------------------------------------------------
Consumer Products and Services -- 4.0% (continued)
     105,000       B-     Doane Pet Care Co., Sr. Sub. Notes,
                             9.750% due 5/15/07 ...............................      $     81,375
     530,000       B      Herbalife International, Inc., Sr. Sub. Notes,
                             11.750% due 7/15/10 (d) ..........................           522,050
     325,000       CCC+   Home Interiors & Gifts, Inc., Guaranteed
                             Sr. Sub. Notes, 10.125% due 6/1/08 ...............           309,969
   1,325,000       B-     Icon Health & Fitness, Inc., Guaranteed Sr. Sub.
                             Notes, 11.250% due 4/1/12 ........................         1,159,375
     375,000       B-     Packaged Ice, Inc., Guaranteed Sr. Notes,
                             Series B, 9.750% due 2/1/05 ......................           298,594
     845,000       CCC    Remington Product Co., LLC, Sr. Sub. Notes,
                             11.000% due 5/15/06 ..............................           663,325
                          Salton, Inc.:
     115,000       B         Guaranteed Sr. Sub. Notes,
                               10.750% due 12/15/05 ...........................           111,550
     875,000       B         Sr. Sub. Notes, 12.250% due 4/15/08 ..............           861,875
   1,485,000       B+     SC International Services, Inc., Guaranteed
                             Sr. Sub. Notes, Series B, 9.250% due 9/1/07 ......         1,019,081
     130,000       B-     Sealy Mattress Co., Guaranteed Sr. Discount
                             Notes, Series B, step bond to yield
                             10.259% due 12/15/07 .............................           129,350
                          Service Corp. International:
     740,000       BB-       Debentures, 7.875% due 2/1/13 ....................           662,300
                             Notes:
     820,000       BB-         6.875% due 10/1/07 .............................           758,500
   1,030,000       BB-         6.500% due 3/15/08 .............................           947,600
     840,000       BB     Sola International Inc., Notes,
                             6.875% due 3/15/08 ...............................           737,610
   1,135,000       B+     Stewart Enterprises, Inc., Guaranteed Sr. Sub.
                             Notes, 10.750% due 7/1/08 ........................         1,251,338
-------------------------------------------------------------------------------------------------
                                                                                       10,739,917
-------------------------------------------------------------------------------------------------
Energy -- 6.6%
   1,100,000       BB     Compagnie Generale de Geophysique S.A.,
                             Sr. Notes, 10.625% due 11/15/07 ..................           957,000
     315,000       B      Denbury Management, Inc., Guaranteed Sr. Sub.
                             Notes, 9.000% due 3/1/08 .........................           326,813
     845,000       BB-    El Paso Energy Partners L.P., Guaranteed Sr. Sub.
                             Notes, 8.500% due 6/1/11 (d) .....................           775,288


                       See Notes to Financial Statements.                     13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2002 (unaudited) (continued)

     Face
    Amount+        Rating(a)                    Security                                Value
-------------------------------------------------------------------------------------------------
Energy -- 6.6% (continued)
   2,245,000       B+     Forest Oil Corp., Guaranteed Sr. Sub. Notes,
                             10.500% due 1/15/06 ..............................      $  2,390,925
     750,000       B      Houston Exploration Co., Sr. Sub. Notes,
                             Series B, 8.625% due 1/1/08 ......................           776,250
   1,025,000       BB-    Leviathan Gas Pipeline Partners L.P., Guaranteed
                             Sr. Sub. Notes, 10.375% due 6/1/09 ...............         1,019,875
     820,000       BB     Luscar Coal Ltd., Sr. Notes,
                             9.750% due 10/15/11 ..............................           893,800
     525,000       B+     Magnum Hunter Resources, Inc., Sr. Notes,
                             9.600% due 3/15/12 ...............................           563,063
     840,000       B+     Nuevo Energy Co., Sr. Sub. Notes, Series B,
                             9.500% due 6/1/08 ................................           865,200
     520,000       BB+    Ocean Energy, Inc., Guaranteed Sr. Sub. Notes,
                             Series B, 8.375% due 7/1/08 ......................           553,150
     235,000       B-     Parker Drilling Co., Sub. Notes,
                             5.500% due 8/1/04 (f) ............................           211,794
     835,000       BB+    Pennzoil-Quaker State Co., Guaranteed
                             Sr. Notes, 10.000% due 11/1/08 ...................           996,781
     525,000       B      Plains Exploration & Production Co., Sr. Sub.
                             Notes, 8.750% due 7/1/12 (d) .....................           551,250
                          Pogo Producing Co., Sr. Sub. Notes, Series B:
     205,000       BB        10.375% due 2/15/09 ..............................           223,450
     310,000       BB        8.250% due 4/15/11 ...............................           332,475
   1,140,000       BB     Pride International, Inc., Sr. Notes,
                             10.000% due 6/1/09 ...............................         1,248,300
     720,000       B-     Range Resources Corp., Guaranteed Sr. Sub.
                             Notes, 8.750% due 1/15/07 ........................           730,800
   1,425,000       B+     Stone Energy Corp., Guaranteed Sr. Sub. Notes,
                             8.750% due 9/15/07 ...............................         1,489,125
     520,000       BB-    Superior Energy Services, Inc., Guaranteed Sr.
                             Notes, 8.875% due 5/15/11 ........................           533,000
     420,000       B      Swift Energy Co., Sr. Sub. Notes,
                             9.375% due 5/1/12 ................................           405,300
     735,000       B+     Tesoro Petroleum Corp., Sr. Sub. Notes,
                             9.625% due 4/1/12 ................................           503,475
     315,000       B      Trico Marine Services, Inc., Sr. Notes,
                             8.875% due 5/15/12 ...............................           293,738


14                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2002 (unaudited) (continued)

     Face
    Amount+        Rating(a)                    Security                                Value
-------------------------------------------------------------------------------------------------
Energy -- 6.6% (continued)
                          Vintage Petroleum, Inc.:
     725,000       BB-       Sr. Notes, 8.250% due 5/1/12 .....................      $    757,625
                             Sr. Sub. Notes:
     415,000       B1*         9.750% due 6/30/09 .............................           435,750
     200,000       B1*         7.875% due 5/15/11 .............................           198,000
-------------------------------------------------------------------------------------------------
                                                                                       18,032,227
-------------------------------------------------------------------------------------------------
Entertainment -- 1.9%
                          AMC Entertainment Inc., Sr. Sub. Notes:
   1,605,000       CCC+      9.500% due 3/15/09 ...............................         1,588,950
     715,000       CCC+      9.500% due 2/1/11 ................................           706,063
   2,920,000       B      Six Flags, Inc., Sr. Discount Notes,
                             step bond to yield 14.371% due 4/1/08 ............         2,788,600
-------------------------------------------------------------------------------------------------
                                                                                        5,083,613
-------------------------------------------------------------------------------------------------
Environmental Services -- 1.4%
                          Allied Waste Corp.:
     840,000       BB-       Guaranteed Sr. Notes, Series B,
                               7.875% due 1/1/09 ..............................           840,000
                             Sr. Sub. Notes:
   1,555,000       BB-         8.500% due 12/1/08 .............................         1,593,875
   1,425,000       B+          10.000% due 8/1/09 .............................         1,446,375
-------------------------------------------------------------------------------------------------
                                                                                        3,880,250
-------------------------------------------------------------------------------------------------
Financial Services -- 2.9%
   7,307,000       NR     The FINOVA Group Inc., Notes,
                             7.500% due 11/15/09 ..............................         2,557,450
     775,000       A3*    Ford Motor Credit Co., Notes,
                             7.250% due 10/25/11 ..............................           731,844
   1,000,000       B      MDP Acquisitions PLC, Sr. Notes,
                             9.625% due 10/1/12 (d) ...........................         1,047,500
   3,200,000       CCC-   Ocwen Capital Trust I, Guaranteed Capital
                             Securities, 10.875% due 8/1/27 ...................         2,576,000
     849,000       B1*    Ocwen Financial Corp., Notes,
                             11.875% due 10/1/03 ..............................           853,245
-------------------------------------------------------------------------------------------------
                                                                                        7,766,039
-------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2002 (unaudited) (continued)

     Face
    Amount+        Rating(a)                    Security                                Value
-------------------------------------------------------------------------------------------------
Food and Beverage -- 1.8%
                          Aurora Foods Inc., Sr. Sub. Notes, Series B:
   2,175,000       CCC       9.875% due 2/15/07 ...............................      $  1,054,875
     860,000       CCC       8.750% due 7/1/08 ................................           399,900
     530,000       B+     Cott Beverages Inc., Guaranteed Sr. Sub. Notes,
                             8.000% due 12/15/11 ..............................           559,150
     600,000       BB-    Dean Foods Co., Sr. Notes,
                             6.900% due 10/15/17 ..............................           541,438
     525,000       BB     Land O' Lakes, Inc., Sr. Notes,
                             8.750% due 11/15/11 ..............................           301,875
     990,000       B2*    Michael Foods, Inc., Sr. Sub. Notes, Series B,
                             11.750% due 4/1/11 ...............................         1,108,800
     425,000       Caa1*  Mrs. Fields' Original Cookies, Inc., Guaranteed
                             Sr. Notes, Series B, 10.125% due 12/1/04 .........           240,125
     590,000       BBB    Tyson Foods Inc., Notes, 7.000% due 1/15/28 .........           591,674
-------------------------------------------------------------------------------------------------
                                                                                        4,797,837
-------------------------------------------------------------------------------------------------
Healthcare -- 2.7%
   1,515,000       B      DaVita, Inc., Sub. Notes,
                             7.000% due 5/15/09 (f) ...........................         1,526,362
     465,000       B2*    Extendicare Health Services, Inc., Sr. Notes,
                             9.500% due 7/1/10 (d) ............................           458,025
   1,040,000       CCC+   Hanger Orthopedic Group, Inc., Sr. Sub. Notes,
                             11.250% due 6/15/09 ..............................         1,092,000
   1,160,000       Caa1*  Magellan Health Services, Inc., Sr. Sub. Notes,
                             9.000% due 2/15/08 ...............................           208,800
   1,185,000       B      Per-Se Technologies, Inc., Guaranteed Sr. Notes,
                             Series B, 9.500% due 2/15/05 .....................         1,143,525
     725,000       BBB-   Tenet Healthcare Corp., Sr. Notes,
                             5.375% due 11/15/06 ..............................           660,434
   1,045,000       B-     Universal Hospital Services Inc., Sr. Notes,
                             10.250% due 3/1/08 ...............................         1,008,425
   1,325,000       B-     Vanguard Health Systems, Inc., Guaranteed
                             Sr. Sub. Notes, 9.750% due 8/1/11 ................         1,285,250
-------------------------------------------------------------------------------------------------
                                                                                        7,382,821
-------------------------------------------------------------------------------------------------
Hotels/Casinos/Gaming -- 9.0%
   1,270,000       B+     AKI, Inc., Sr. Notes, 10.500% due 7/1/08 ............         1,238,250
     820,000       B-     Alliance Gaming Corp., Guaranteed Sr. Sub.
                             Notes, Series B, 10.000% due 8/1/07 ..............           857,925


16                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2002 (unaudited) (continued)

     Face
    Amount+        Rating(a)                    Security                                Value
-------------------------------------------------------------------------------------------------
Hotels/Casinos/Gaming -- 9.0% (continued)
   1,200,000       B      Ameristar Casinos, Inc., Guaranteed Sr. Sub.
                             Notes, 10.750% due 2/15/09 .......................      $  1,323,000
     935,000       B-     Courtyard by Marriott II, Sr. Notes, Series B,
                             10.750% due 2/1/08 ...............................           956,037
   1,950,000       BB-    Felcor Lodging, L.P., Guaranteed Sr. Notes,
                             9.500% due 9/15/08 ...............................         2,008,500
                          Hilton Hotels Corp., Sr. Notes:
     890,000       BBB-      7.950% due 4/15/07 ...............................           921,376
     425,000       BBB-      7.625% due 12/1/12 ...............................           428,804
   1,115,000       BB-    HMH Properties, Inc., Guaranteed Sr. Secured
                             Notes, Series A, 7.875% due 8/1/05 ...............         1,120,575
     375,000       B+     Horseshoe Gaming Holding Corp., Guaranteed
                             Sr. Sub. Notes, Series B, 8.625% due 5/15/09 .....           401,250
   1,760,000       BB-    Host Marriott, L.P., Sr. Notes,
                             9.500% due 1/15/07 ...............................         1,821,600
     585,000       B+     Kerner International Ltd., Guaranteed Sr. Sub.
                             Notes, 8.625% due 12/15/07 .......................           611,325
                          Mandalay Resort Group:
     415,000       BB-       Sr. Sub. Debentures, 7.625% due 7/15/13 ..........           409,812
   1,040,000       BB-       Sr. Sub. Notes, Series B, 10.250% due 8/1/07 .....         1,136,200
   1,525,000       B      Meristar Hospitality Operating Partnership, L.P.,
                             Sr. Notes, 10.500% due 6/15/09 ...................         1,479,250
                          MGM MIRAGE, Guaranteed Sr. Sub. Notes:
     525,000       BB+       9.750% due 6/1/07 ................................           581,438
   1,285,000       BB+       8.375% due 2/1/11 ................................         1,371,738
                          Park Place Entertainment Corp., Sr. Sub. Notes:
     800,000       BB+       9.375% due 2/15/07 ...............................           853,000
     800,000       BB+       8.875% due 9/15/08 ...............................           854,000
   1,530,000       BB+       8.125% due 5/15/11 ...............................         1,593,113
     850,000       B-     Revlon Consumer Products Corp., Guaranteed
                             Sr. Secured Notes, 12.000% due 12/1/05 ...........           811,750
     750,000       BBB-   Starwood Hotels & Resorts Worldwide, Inc.,
                             Notes, 7.875% due 5/1/12 (d) .....................           744,375
   1,075,000       B+     Station Casinos, Inc., Sr. Sub. Notes,
                             8.875% due 12/1/08 ...............................         1,132,781
   1,580,000       B-     Venetian Casino Resort LLC, Second Mortgage
                             Notes, 11.000% due 6/15/10 (d) ...................         1,651,100
-------------------------------------------------------------------------------------------------
                                                                                       24,307,199
-------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2002 (unaudited) (continued)

     Face
    Amount+        Rating(a)                    Security                                Value
-------------------------------------------------------------------------------------------------
Insurance -- 0.4%
   1,015,000       Ba1*   Markel Capital Trust I, Guaranteed Capital
                             Securities, Series B, 8.710% due 1/1/46 ..........      $    783,626
     630,000       BB+    PXRE Capital Trust I, Guaranteed Capital Trust
                             Pass-Through Securities, 8.850% due 2/1/27 .......           453,713
-------------------------------------------------------------------------------------------------
                                                                                        1,237,339
-------------------------------------------------------------------------------------------------
Machinery -- 0.7%
                          Case Corp., Notes:
     430,000       BB        7.250% due 8/1/05 ................................           363,601
     200,000       BB        7.250% due 1/15/16 ...............................           141,311
     265,000       BB     Case Credit Corp., Notes, 6.750% due 10/21/07 .......           208,989
   1,110,000       CCC+   Columbus McKinnon Corp., Guaranteed
                             Sr. Sub. Notes, 8.500% due 4/1/08 ................           788,100
     415,000       B+     NMHG Holding Co., Guaranteed Sr. Notes,
                             10.000% due 5/15/09 ..............................           425,375
-------------------------------------------------------------------------------------------------
                                                                                        1,927,376
-------------------------------------------------------------------------------------------------
Manufacturing -- 2.4%
     745,000       CCC+   Aqua-Chem, Inc., Sr. Sub. Notes,
                             11.250% due 7/1/08 ...............................           536,400
     105,000       B-     Argo-Tech Corp., Guaranteed Sr. Sub. Notes,
                             8.625% due 10/1/07 ...............................            75,075
     415,000       Ba1*   Arvin Capital Trust I, Guaranteed Capital
                             Securities, 9.500% due 2/1/27 ....................           399,203
   1,185,000       B      Flowserve Corp., Guaranteed Sr. Sub. Notes,
                             12.250% due 8/15/10 ..............................         1,285,725
                          Foamex L.P.:
     525,000       B         Guaranteed Sr. Secured Notes,
                               10.750% due 4/1/09 (d) .........................           380,625
     530,000       B-        Guaranteed Sr. Sub. Notes,
                               9.875% due 6/15/07 .............................           148,400
     105,000       Caa3*  LDM Technologies, Inc., Guaranteed Sr. Sub.
                             Notes, Series B, 10.750% due 1/15/07 .............            79,275
   1,990,000       B+     Louisiana-Pacific Corp., Sr. Sub. Notes,
                             10.875% due 11/15/08 .............................         2,124,325
   1,615,000       CCC+   Park-Ohio Industries, Inc., Sr. Sub. Notes,
                             9.250% due 12/1/07 ...............................         1,138,575
     325,000       BB-    Wolverine Tube, Inc., Guaranteed Sr. Notes,
                             10.500% due 4/1/09 ...............................           323,375
-------------------------------------------------------------------------------------------------
                                                                                        6,490,978
-------------------------------------------------------------------------------------------------


18                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2002 (unaudited) (continued)

     Face
    Amount+        Rating(a)                    Security                                Value
-------------------------------------------------------------------------------------------------
Metals/Mining -- 0.4%
   1,030,000       BBB-   Phelps Dodge Corp., Sr. Notes,
                             8.750% due 6/1/11 ................................      $  1,052,500
-------------------------------------------------------------------------------------------------
Packaging/Containers -- 3.0%
      75,000       B-     BWAY Corp., Sr. Sub. Notes,
                             10.000% due 10/15/10 (d) .........................            77,062
   2,060,000       BB     Owens-Brockway Glass Container Inc.,
                             Guaranteed Sr. Secured Notes,
                             8.875% due 2/15/09 ...............................         2,152,700
     375,000       B+     Owens-Illinois, Inc., Sr. Notes,
                             7.150% due 5/15/05 ...............................           365,625
     150,000       B-     Pliant Corp., Guaranteed Sr. Sub. Notes,
                             13.000% due 6/1/10 ...............................           135,750
     275,000       B2*    Radnor Holdings, Inc., Guaranteed Sr. Notes,
                             Series B, 10.000% due 12/1/03 ....................           237,875
     935,000       BBB    Sealed Air Corp., Notes, 6.950% due 5/15/09 .........           807,077
   2,790,000       B      Smurfit-Stone Container Corp., Guaranteed Sr.
                             Notes, 11.500% due 8/15/06 (d) ...................         2,985,300
   1,075,000       B-     Sweetheart Cup Co., Inc., Sr. Sub. Notes,
                             10.500% due 9/1/03 ...............................           682,625
     835,000       B-     Tekni-Plex, Inc., Guaranteed Sr. Sub. Notes,
                             Series B, 12.750% due 6/15/10 ....................           805,775
-------------------------------------------------------------------------------------------------
                                                                                        8,249,789
-------------------------------------------------------------------------------------------------
Paper/Forestry Products -- 0.9%
                          Buckeye Technologies Inc., Sr. Sub. Notes:
     525,000       B+        9.250% due 9/15/08 ...............................           460,031
   1,745,000       B+        8.000% due 10/15/10 ..............................         1,441,806
     270,000       BBB-   Georgia-Pacific Corp., Notes,
                             7.500% due 5/15/06 ...............................           255,377
     315,000       B+     Millar Western Forest Products Ltd., Sr. Notes,
                             9.875% due 5/15/08 ...............................           305,550
-------------------------------------------------------------------------------------------------
                                                                                        2,462,764
-------------------------------------------------------------------------------------------------
Printing/Publishing -- 4.7%
     650,000       B      Dex Media East LLC, Sr. Sub. Notes,
                             12.125% due 11/15/12 (d) .........................           707,687
     530,000       B+     Garden State Newspapers, Inc., Sr. Sub. Notes,
                             Series B, 8.750% due 10/1/09 .....................           541,925


                       See Notes to Financial Statements.                     19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2002 (unaudited) (continued)

     Face
    Amount+        Rating(a)                    Security                                Value
-------------------------------------------------------------------------------------------------
Printing/Publishing -- 4.7% (continued)
                          Hollinger International Publishing Inc.,
                             Guaranteed Sr. Sub. Notes:
     775,000       B           9.250% due 2/1/06 ..............................      $    780,813
   1,720,000       B           9.250% due 3/15/07 .............................         1,735,050
   2,066,444       B      Hollinger Participation Trust, Sr. Notes,
                             12.125% due 11/15/10 (d) .........................         1,963,122
     730,000       BB-    Mail-Well, Inc., Guaranteed Sr. Notes,
                             9.625% due 3/15/12 (d) ...........................           635,100
   3,105,000       BB-    Quebecor Media Inc., Sr. Notes,
                             11.125% due 7/15/11 (d) ..........................         2,887,650
     300,000       B+     RH Donnelley Financial Corp., Sr. Sub. Notes,
                             10.875% due 12/15/12 (d) .........................           319,875
     320,000       B      Von Hoffman Corp., Guaranteed Sr. Notes,
                             10.250% due 3/15/09 (d) ..........................           302,400
   3,150,000       NR     Xerox Corp., Term Loan,
                             1.000% due 4/30/05 (d)(g) ........................         2,913,750
-------------------------------------------------------------------------------------------------
                                                                                       12,787,372
-------------------------------------------------------------------------------------------------
Retail -- 5.6%
     910,000       B      Advance Stores Co., Inc., Guaranteed Sr. Sub.
                             Notes, Series B, 10.250% due 4/15/08 .............           969,150
     315,000       B      American Restaurant Group, Inc., Guaranteed
                             Sr. Secured Notes, Series D,
                             11.500% due 11/1/06 ..............................           269,325
     425,000       CCC+   CKE Restaurants, Inc., Guaranteed Sr. Sub.
                             Notes, 9.125% due 5/1/09 .........................           380,375
     525,000       CCC    Denny's Corp., Sr. Notes,
                             11.250% due 1/15/08 ..............................           396,375
     770,000       B+     Fleming Cos., Inc., Guaranteed Sr. Sub. Notes,
                             Series D, 10.625% due 7/31/07 ....................           523,600
     265,000       B-     Friendly Ice Cream Corp., Guaranteed Sr. Notes,
                             10.500% due 12/1/07 ..............................           265,663
                          The Gap Inc., Notes:
   1,225,000       BB+       5.625% due 5/1/03 ................................         1,231,125
     315,000       BB+       9.900% due 12/15/05 ..............................           337,050
     150,000       BB+       6.900% due 9/15/07 ...............................           147,750
   1,100,000       BB+       10.550% due 12/15/08 .............................         1,201,750
     895,000       BB     The Great Atlantic & Pacific Tea Co. Inc.,
                             Notes, 7.750% due 4/15/07 ........................           653,350
     905,000       Caa1*  J. Crew Operating Corp., Sr. Sub. Notes,
                             10.375% due 10/15/07 .............................           746,625


20                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2002 (unaudited) (continued)

     Face
    Amount+        Rating(a)                    Security                                Value
-------------------------------------------------------------------------------------------------
Retail -- 5.6% (continued)
   1,323,000       BBB-   J.C. Penney Co., Inc., Notes,
                             9.000% due 8/1/12 (d) ............................      $  1,345,426
     840,000       B-     Jo-Ann Stores, Inc., Guaranteed Sr. Sub. Notes,
                             10.375% due 5/1/07 ...............................           873,600
     530,000       BB-    The Pep Boys - Manny, Moe & Jack, Notes,
                             6.710% due 11/3/04 ...............................           516,750
     315,000       B+     Perkins Family Restaurants, L.P., Sr. Notes,
                             Series B, 10.125% due 12/15/07 ...................           273,263
     350,000       B-     Petro Stopping Center L.P., Sr. Notes,
                             10.500% due 2/1/07 ...............................           316,750
                          Rite Aid Corp.:
   1,105,000       B-        Notes, 7.125% due 1/15/07 ........................           745,875
   1,680,000       B-        Sr. Notes, 7.625% due 4/15/05 ....................         1,276,800
   1,172,000       BB     Saks Inc., Guaranteed Notes,
                             9.875% due 10/1/11 ...............................         1,236,460
   1,450,000       B+     Sbarro, Inc., Guaranteed Sr. Notes,
                             11.000% due 9/15/09 ..............................         1,348,500
-------------------------------------------------------------------------------------------------
                                                                                       15,055,562
-------------------------------------------------------------------------------------------------
Technology -- 2.0%
   1,160,000       CCC+   Amkor Technology, Inc., Sub. Notes,
                             5.000% due 3/15/07 (f) ...........................           722,100
   1,145,000       BBB    Arrow Electronics, Inc., Sr. Debentures,
                             6.875% due 6/1/18 ................................         1,002,942
   1,670,000       B      LSI Logic Corp., Sr. Sub. Notes,
                             4.000% due 2/15/05 (f) ...........................         1,461,250
   1,460,000       B-     TriQuint Semiconductor, Inc., Sub. Notes,
                             4.000% due 3/1/07 (f) ............................         1,151,575
   1,230,000       B3*    Vitesse Semiconductor Corp., Sub. Debentures,
                             4.000% due 3/15/05 (f) ...........................           984,000
-------------------------------------------------------------------------------------------------
                                                                                        5,321,867
-------------------------------------------------------------------------------------------------
Telecommunications -- 12.5%
   1,315,000       CCC-   AirGate PCS, Inc., Sr. Sub. Discount Notes,
                             step bond to yield 16.101% due 10/1/09 ...........           216,975
     860,000       CCC    Alamosa Holdings, Inc., Guaranteed
                             Sr. Discount Notes, step bond to yield
                             16.712% due 2/15/10 ..............................           167,700
   1,475,000       B-     American Tower Corp., Sr. Notes,
                             9.375% due 2/1/09 ................................         1,139,437


                       See Notes to Financial Statements.                     21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2002 (unaudited) (continued)

     Face
    Amount+        Rating(a)                    Security                                Value
-------------------------------------------------------------------------------------------------
Telecommunications -- 12.5% (continued)
                          AT&T Corp.:
   4,100,000       BBB+      Notes, 6.500% due 3/15/13 ........................      $  3,780,225
   3,325,000       BBB+      Sr. Notes, 7.300% due 11/15/11 ...................         3,398,014
                          AT&T Wireless Services, Inc., Sr. Notes:
   2,700,000       BBB       7.875% due 3/1/11 ................................         2,596,609
   2,350,000       BBB       8.125% due 5/1/12 ................................         2,260,348
     605,000       Ba2*   Avaya, Inc., Sr. Secured Notes,
                             11.125% due 4/1/09 ...............................           538,450
   1,790,000(EUR)  B+     COLT Telecom Group PLC, 2.000% due 4/3/07 ...........           768,545
                          Crown Castle International Corp.:
   1,515,000       B         Sr. Discount Notes, step bond to yield
                               16.782% due 5/15/11 ............................           996,113
   1,430,000       B         Sr. Notes, 10.750% due 8/1/11 ....................         1,290,575
     710,000       B3*    Dobson/Sygnet Communications Co., Sr. Notes,
                             12.250% due 12/15/05 .............................           564,450
     940,000       D      GT Group Telecom Inc., Sr. Discount Notes,
                             step bond to yield 16.470% due 2/1/10 (e) ........                94
     535,000       CCC    Horizon PCS, Inc., Guaranteed Sr. Sub.
                             Discount Notes, step bond to yield
                             14.866% due 10/1/10 ..............................            29,425
   1,990,000       NR     Metromedia Fiber Network, Inc., Sr. Secured
                             Notes, 14.000% due 3/15/07 (e) ...................           547,250
                          Nextel Communications, Inc.:
   4,425,000       B         Sr. Discount Notes, step bond to yield
                               14.680% due 2/15/08 ............................         4,115,250
     875,000       B         Sr. Notes, 9.375% due 11/15/09 ...................           818,125
     880,000       B3*    Nextel Partners, Inc., Sr. Notes,
                             12.500% due 11/15/09 (d) .........................           805,200
                          Nortel Networks Corp., Notes:
     650,000       BB-       6.125% due 2/15/06 ...............................           455,000
   1,100,000       B         6.875% due 9/1/23 ................................           577,500
   1,750,000       CCC+   Qwest Capital Funding, Inc., Guaranteed Notes,
                             6.875% due 7/15/28 ...............................           918,750
                          Qwest Corp.:
   1,250,000       Ba3*      Debentures, 6.875% due 9/15/33 ...................           981,250
   2,425,000       B-        Notes, 8.875% due 3/15/12 (d) ....................         2,352,250
                          Sprint Capital Corp., Guaranteed Notes:
   1,975,000       BBB-      6.875% due 11/15/28 ..............................         1,463,690
   3,400,000       BBB-      8.750% due 3/15/32 ...............................         2,964,066
-------------------------------------------------------------------------------------------------
                                                                                       33,745,291
-------------------------------------------------------------------------------------------------


22                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2002 (unaudited) (continued)

     Face
    Amount+        Rating(a)                    Security                                Value
-------------------------------------------------------------------------------------------------
Textiles/Apparel -- 1.8%
                          Levi Strauss & Co., Notes:
     725,000       BB-       6.800% due 11/1/03 ...............................      $    728,625
     690,000       BB-       7.000% due 11/1/06 ...............................           610,650
   1,250,000       BB-       Sr. Notes, 11.625% due 1/15/08 ...................         1,240,625
     765,000       BBB-   Tommy Hilfiger USA, Inc., Guaranteed Notes,
                             6.500% due 6/1/03 ................................           771,144
     550,000       B-     Tropical Sportswear International Corp.,
                             Guaranteed Sr. Sub. Notes, Series A,
                             11.000% due 6/15/08 ..............................           553,438
   1,060,000       CCC+   WestPoint Stevens Inc., Sr. Notes,
                             7.875% due 6/15/08 ...............................           227,900
     720,000       B-     William Carter Co., Guaranteed Sr. Sub. Notes,
                             Series B, 10.875% due 8/15/11 ....................           784,800
-------------------------------------------------------------------------------------------------
                                                                                        4,917,182
-------------------------------------------------------------------------------------------------
Tobacco -- 0.2%
     647,000       BB     Standard Commercial Tobacco Corp., Inc.,
                             Guaranteed Sr. Notes, 8.875% due 8/1/05 ..........           670,454
-------------------------------------------------------------------------------------------------
Transportation -- 0.3%
     350,000       B      Iron Mountain, Inc., Guaranteed Sr. Sub. Notes,
                             8.625% due 4/1/13 ................................           371,000
     580,000       Baa2*  Windsor Petroleum Transport Corp., Notes,
                             7.840% due 1/15/21 (d) ...........................           482,602
-------------------------------------------------------------------------------------------------
                                                                                          853,602
-------------------------------------------------------------------------------------------------
Utilities -- 3.9%
                          AES Corp.:
   2,080,000       BB-       Sr. Notes, 9.500% due 6/1/09 .....................           967,200
     680,000       B         Sr. Sub. Notes, 10.250% due 7/15/06 ..............           193,800
     330,000       BB+    Avista Corp., Sr. Notes, 9.750% due 6/1/08 ..........           312,236
   2,370,000       B+     Calpine Canada Energy Finance ULC,
                             Guaranteed Sr. Notes, 8.500% due 5/1/08 ..........         1,102,050
                          Calpine Corp., Sr. Notes:
     525,000       B+        8.750% due 7/15/07 ...............................           236,250
   3,975,000       B+        8.625% due 8/15/10 ...............................         1,778,812
   1,545,000       BB-    Celestica Inc., Liquid Yield Option Notes,
                             zero coupon due 8/1/20 (f) .......................           718,425
                          CMS Energy Corp., Sr. Notes:
     675,000       B+        7.625% due 11/15/04 ..............................           621,325
     650,000       B+        9.875% due 10/15/07 ..............................           605,176


                       See Notes to Financial Statements.                     23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2002 (unaudited) (continued)

     Face
    Amount+        Rating(a)                    Security                                Value
-------------------------------------------------------------------------------------------------
Utilities -- 3.9% (continued)
   1,055,000       BBB-   Edison Mission Energy, Sr. Notes,
                             10.000% due 8/15/08 ..............................      $    480,025
   1,895,000       B-     Orion Power Holdings, Inc., Sr. Notes,
                             12.000% due 5/1/10 ...............................         1,317,025
   2,400,000       B+     Sanmina - SCI Corp., Sub. Debentures,
                             zero coupon due 9/12/20 (f) ......................           879,000
     235,000       BB     Solectron Corp., Liquid Yield Option Notes,
                             zero coupon due 5/8/20 (f) .......................           144,819
   1,240,000       Baa2*  Thomas & Betts Corp., Notes,
                             6.625% due 5/7/08 ................................         1,104,757
-------------------------------------------------------------------------------------------------
                                                                                       10,460,900
-------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS AND NOTES
                          (Cost -- $288,417,602)                                      260,621,485
=================================================================================================

     Shares                                     Security                                Value
-------------------------------------------------------------------------------------------------
COMMON STOCK (h)-- 0.0%
-------------------------------------------------------------------------------------------------
Food and Beverage -- 0.0%
      38,785              Aurora Foods Inc. ...................................            24,047
-------------------------------------------------------------------------------------------------
Telecommunications -- 0.0%
      12,403              Crown Castle International Corp. ....................            49,118
       2,169              McLeodUSA Inc. ......................................             1,952
      12,250              Pagemart Nationwide Inc. ............................               123
-------------------------------------------------------------------------------------------------
                                                                                           51,193
-------------------------------------------------------------------------------------------------
                          TOTAL COMMON STOCK
                          (Cost -- $187,530) ..................................            75,240
=================================================================================================

-------------------------------------------------------------------------------------------------
PREFERRED STOCK-- 0.3%
-------------------------------------------------------------------------------------------------
Aerospace/Defense -- 0.0%
       1,050              Northrop Grumman Corp., 7.250%,
                             Equity Security Units ............................           112,718
-------------------------------------------------------------------------------------------------
Telecommunications -- 0.3%
         800              Broadwing Communications Inc., 12.500%,
                             Jr. Exchangeable, Series B .......................            50,000
      12,000              Crown Castle International Corp., 6.250%,
                             Convertible ......................................           217,500


24                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2002 (unaudited) (continued)

     Shares                                     Security                                Value
-------------------------------------------------------------------------------------------------
Telecommunications -- 0.3% (continued)
       2,925              CSC Holdings Inc., 11.125%, Redeemable
                             Exchangeable, Series M ...........................      $    256,669
         723              Dobson Communications Corp., 13.000%,
                             Sr. Exchangeable .................................            36,344
       3,500              Global Crossing Ltd., 6.750%, Cumulative
                             Convertible (i) ..................................                35
       2,600              Motorola, Inc., 7.000%, Equity Security Units .......           100,464
       3,121              Viasystems, Inc., payment-in-kind, Series B .........                31
-------------------------------------------------------------------------------------------------
                                                                                          661,043
-------------------------------------------------------------------------------------------------
                          TOTAL PREFERRED STOCK
                          (Cost -- $1,904,220) ................................           773,761
=================================================================================================
    Warrants                                    Security                                Value
-------------------------------------------------------------------------------------------------
WARRANTS (h) -- 0.0%
-------------------------------------------------------------------------------------------------
Broadcasting -- 0.0%
       8,625              UIH Australia/Pacific Inc., Expire 5/15/06 ..........                86
-------------------------------------------------------------------------------------------------
Commercial Printing Forms -- 0.0%
       1,040              Merrill Corp., Expire 5/1/09 ........................               104
-------------------------------------------------------------------------------------------------
Internet Software/Services -- 0.0%
       1,005              Cybernet Internet Services International Inc.,
                             Expire 7/1/09 ....................................                 2
       3,630              WAM!NET Inc., Expire 3/1/05 .........................                36
-------------------------------------------------------------------------------------------------
                                                                                               38
Packaging/Containers -- 0.0%
         150              Pliant Corp., Expire 6/1/10 .........................               169
-------------------------------------------------------------------------------------------------
Telecommunications -- 0.0%
         940              GT Group Telecom Inc., Expire 2/1/10 ................               940
         695              Horizon PCS, Inc., Expire 10/1/10 ...................                35
       4,125              Iridium World Communications Inc.,
                             Expire 7/15/05 ...................................                41
         720              IWO Holdings Inc., Expire 1/15/11 ...................                 7
         750              Jazztel PLC, Expire 7/15/10 .........................                 0
       4,125              RSL Communications Ltd., Expire 11/15/06 ............               580
      24,840              Weblink Wireless, Inc., Expire 12/31/03 .............               248
-------------------------------------------------------------------------------------------------
                                                                                            1,851
-------------------------------------------------------------------------------------------------
                          TOTAL WARRANTS
                          (Cost -- $703,823) ..................................             2,248
=================================================================================================


                       See Notes to Financial Statements.                     25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2002 (unaudited) (continued)

    Face
   Amount+                                      Security                                Value
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.5%
-------------------------------------------------------------------------------------------------
$  9,401,000              Merrill Lynch & Co., Inc., 1.300% due 12/2/02;
                             Proceeds at maturity -- $9,402,018; (Fully
                             collateralized by U.S. Treasury Strips,
                             0.000% to 8.750% due 2/15/13 to 11/15/27;
                             Market value -- $9,683,046)
                             (Cost -- $9,401,000) .............................      $  9,401,000
=================================================================================================
                          TOTAL INVESTMENTS -- 100%
                          (Cost -- $300,614,175**) ............................      $270,873,734
=================================================================================================

+     Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b) Subsequent to the reporting period, on December 9, 2002, the company filed for bankruptcy.
(c)   On August 11, 2002, the company filed for bankruptcy.
(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e)   Security is currently in default.
(f)   Convertible bonds exchangeable for shares of common stock.
(g)   Variable rate security.
(h)   Non-income producing security.
(i)   Security is issued with attached warrants and bonds.
**    Aggregate cost for Federal income tax purposes is substantially the same.

Currency abbreviations used in this schedule:

      EUR -- Euro.
      GBP -- British Pound.

      See page 28 for definitions of ratings.


26                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY OF BONDS BY COMBINED RATINGS
--------------------------------------------------------------------------------

November 30, 2002 (unaudited)

--------------------------------------------------------------------------------
                                                                      % of
                                                                 Total Corporate
       Moody's             and/or         Standard & Poor's      Bonds and Notes
--------------------------------------------------------------------------------
          A                                       A                     0.6%
         Baa                                     BBB                   13.7
         Ba                                      BB                    26.3
          B                                       B                    49.9
         Caa                                     CCC                    7.0
         Ca                                      CC                     0.1
          C                                       C                     0.1
          D                                       D                     0.0*
         NR                                      NR                     2.3
                                                                      -----
                                                                      100.0%
                                                                      =====

----------
* Percentage represents less than 0.1%.

                                                                              27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOND RATINGS (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard &Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B, -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance,
CCC,      as predominantly speculative with respect to capacity to pay interest
CC, C and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.
D      -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "A" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

A      -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa    -- Bonds rated "Baa" are considered to be medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.
Ba     -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B      -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa    -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca     -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

November 30, 2002 (unaudited)

--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost -- $300,614,175) ..............    $ 270,873,734
   Cash ......................................................               59
   Interest and dividends receivable .........................        7,039,261
   Receivable for securities sold ............................          732,671
--------------------------------------------------------------------------------
   Total Assets ..............................................      278,645,725
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased ..........................        3,218,406
   Dividends payable .........................................          568,658
   Investment advisory fee payable ...........................          218,952
   Administration fee payable ................................           45,490
   Accrued expenses ..........................................           83,740
--------------------------------------------------------------------------------
   Total Liabilities .........................................        4,135,246
--------------------------------------------------------------------------------
Total Net Assets .............................................    $ 274,510,479
================================================================================
NET ASSETS:
   Par value of capital shares ...............................    $      44,839
   Capital paid in excess of par value .......................      529,004,744
   Overdistributed net investment income .....................       (1,637,955)
   Accumulated net realized loss from security transactions ..     (223,161,574)
   Net unrealized depreciation of investments and
     foreign currencies ......................................      (29,739,575)
--------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $6.12 per share on 44,839,104
   shares of $0.001 par value outstanding;
   500,000,000 shares authorized) ............................    $ 274,510,479
================================================================================


                       See Notes to Financial Statements.                     29
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Nine Months Ended November 30, 2002 (unaudited)

INVESTMENT INCOME:
   Interest ...................................................    $ 24,513,896
   Dividends ..................................................         116,263
--------------------------------------------------------------------------------
   Total Investment Income ....................................      24,630,159
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee (Note 2) ...........................       1,946,941
   Administration fee (Note 2) ................................         432,654
   Shareholder communications .................................          82,955
   Custody ....................................................          68,272
   Shareholder and system servicing fees ......................          65,938
   Directors' fees ............................................          40,989
   Audit and legal ............................................          34,158
   Registration fees ..........................................          31,397
   Other ......................................................           6,858
--------------------------------------------------------------------------------
   Total Expenses .............................................       2,710,162
--------------------------------------------------------------------------------
Net Investment Income .........................................      21,919,997
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 5):
   Realized Loss From:
     Security transactions (excluding short-term securities) ..     (20,862,677)
     Foreign currency transactions ............................         (69,283)
--------------------------------------------------------------------------------
   Net Realized Loss ..........................................     (20,931,960)
--------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation From:
     Security transactions ....................................     (10,180,495)
     Foreign currency transactions ............................         (94,852)
--------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation ....................     (10,275,347)
--------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies ................     (31,207,307)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations ........................    $ (9,287,310)
================================================================================


30                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Nine Months Ended November 30, 2002 (unaudited) and the Year Ended February 28, 2002

                                                         November 30      February 28
                                                        -------------    -------------
OPERATIONS:
   Net investment income ............................   $  21,919,997    $  36,190,417
   Net realized loss ................................     (20,931,960)     (86,734,799)
   (Increase) decrease in net unrealized depreciation     (10,275,347)         636,679
---------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations ...........      (9,287,310)     (49,907,703)
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ............................     (22,868,579)     (36,240,622)
   Capital ..........................................              --       (1,536,340)
---------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders ..................     (22,868,579)     (37,776,962)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net asset value of shares issued for
     reinvestment of dividends ......................       1,974,499        9,096,239
---------------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions ........................       1,974,499        9,096,239
---------------------------------------------------------------------------------------
Decrease in Net Assets ..............................     (30,181,390)     (78,588,426)

NET ASSETS:
   Beginning of period ..............................     304,691,869      383,280,295
---------------------------------------------------------------------------------------
   End of period* ...................................   $ 274,510,479    $ 304,691,869
=======================================================================================
* Includes overdistributed net investment income of:    $  (1,637,955)   $    (620,090)
=======================================================================================


                       See Notes to Financial Statements.                     31
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Significant Accounting Policies

      Managed High Income Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The following are significant accounting policies consistently followed by the Fund: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded by the Fund on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence;
(g) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At February 28, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Certain prior year numbers have been restated to reflect current year's presentation.


32
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement March 1, 2001. This change does not effect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the nine months ended November 30, 2002, interest income decreased by $164,637, net realized loss decreased by $279,400 and the change in net unrealized depreciation increased by $114,763. In addition, as of February 28, 2002, the Fund recorded an adjustment to decrease the cost of securities and increase accumulated overdistributed net investment income by $750,403 to reflect the cumulative effect of this change up to the date of the adoption.

      The Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

   2. Investment Advisory Agreement, Administration Agreement and Other Transactions

      Smith Barney Fund Management LLC("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.90% of the average daily net assets. This fee is calculated daily and paid monthly.

      SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Citigroup or its affiliates.

   3. Investments

      During the nine months ended November 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were:

================================================================================
Purchases                                                           $161,513,741
--------------------------------------------------------------------------------
Sales                                                                162,612,429
================================================================================


                                                                              33
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      At November 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 13,626,133
Gross unrealized depreciation                                       (43,366,574)
--------------------------------------------------------------------------------
  Net unrealized depreciation                                      $(29,740,441)
================================================================================

   4. Repurchase Agreements

      The Fund purchases, and its custodian takes possession of, U.S. government securities from banks subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

   5. Forward Foreign Currency Contracts

      The Fund may from time to time enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty be unable to meet the terms of such contracts.

      At November 30, 2002, the Fund did not have any open forward foreign currency contracts.

   6. Futures Contracts

      Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.


34
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At November 30, 2002, the Fund did not hold any futures contracts.

   7. Option Contracts

      Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

      At November 30, 2002, the Fund did not hold any purchased call or put option contracts.

      When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated.

      When a written call option is exercised, the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

      The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

      During the nine months ended November 30, 2002, the Fund did not enter into any written covered call or put option contracts.


                                                                              35
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   8. Payment-in-Kind Securities

      The Fund may invest in payment-in-kind ("PIK") securities. PIK securities pay interest through the issuance of additional securities. PIK securities carry a risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment dates unless a portion of such securities are sold. If the issuer of a PIK security defaults, the Fund may obtain no return at all on its investment.

   9. Capital Loss Carryforward

      At February 28, 2002, the Fund had, for Federal income tax purposes, approximately $182,922,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on the last day in February of the year indicated:

                   2003          2004          2005          2007          2008          2009          2010
==============================================================================================================
Carryforward
  Amounts      $ 9,404,000   $18,115,000   $   239,000   $ 2,616,000   $27,185,000   $37,823,000   $87,540,000
==============================================================================================================

  10. Capital Shares

      At November 30, 2002, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.001 per share.

      Capital stock transactions were as follows:

                                   Nine Months Ended            Year Ended
                                   November 30, 2002        February 28, 2002
                                 ---------------------    ----------------------
                                  Shares      Amount        Shares       Amount
================================================================================
Shares issued on reinvestment     290,868   $1,974,499    1,199,659  $ 9,096,239
--------------------------------------------------------------------------------
Net Increase                      290,868   $1,974,499    1,199,659  $ 9,096,239
================================================================================

      On November 16, 1999, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased (and retired) 1,213,500 shares with a total cost of $10,210,959. For the nine months ended November 30, 2002, the Fund did not repurchase shares.


36
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

--------------------------------------------------------------------------------

                                    2002(1)(2)    2002(2)      2001      2000(3)       1999       1998
========================================================================================================
Net Asset Value,
  Beginning of Period               $ 6.84       $  8.84     $10.02     $ 10.73     $ 11.87     $ 11.59
--------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)(5)         0.49          0.82       0.97        1.00        1.01        1.09
  Net realized and
    unrealized gain (loss)(5)        (0.70)        (1.96)     (1.18)      (0.76)      (1.12)       0.28
--------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                    (0.21)        (1.14)     (0.21)       0.24       (0.11)       1.37
--------------------------------------------------------------------------------------------------------
Gain From Repurchase
  of Treasury Stock                     --            --       0.01        0.03          --          --
--------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income              (0.51)        (0.82)     (0.98)      (0.98)      (1.03)      (1.09)
  Capital                               --         (0.04)        --          --          --          --
--------------------------------------------------------------------------------------------------------
Total Distributions                  (0.51)        (0.86)     (0.98)      (0.98)      (1.03)      (1.09)
--------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                     $ 6.12       $  6.84     $ 8.84     $ 10.02     $ 10.73     $ 11.87
--------------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value(6)                    (3.88)%++    (11.87)%    24.22%     (13.40)%     (2.44)%     10.96%
--------------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value(6)                 (2.89)%++    (13.32)%    (1.06)%      3.89%      (0.72)%     12.43%
--------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)          $  275       $   305     $  383     $   435     $   475     $   523
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                         1.25%+        1.24%      1.20%       1.15%       1.17%       1.18%
  Net investment income(5)           10.13+        10.86      10.59        9.62        9.03        9.19
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                 60%           81%        65%         80%         84%         94%
--------------------------------------------------------------------------------------------------------
Market Value, End of Period         $6.270       $ 7.080     $9.000     $ 8.125     $10.438     $11.750
========================================================================================================

(1)   For the nine months ended November 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   For the year ended February 29, 2000.
(4) The investment adviser has waived a portion of its fees for the year ended February 29, 2000. If such fees had not been waived, the per share decrease to net investment income and actual expense ratio would have been $0.00* and 1.18%, respectively.
(5)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the nine months ended November 30, 2002, the annualized ratio of net investment income to average net assets would have been 10.21%. Per share, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(6) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


                                                                              37
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL DATA (UNAUDITED)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

--------------------------------------------------------------------------------

                                                                      Dividend
                              NYSE         Net Asset    Dividend    Reinvestment
                          Closing Price      Value        Paid          Price
================================================================================
March 31, 2000                $8.250         $9.74       $0.081         $8.21
April 30, 2000                 8.188          9.65        0.081          8.18
May 31, 2000                   8.375          9.40        0.081          8.49
June 30, 2000                  8.625          9.54        0.081          8.70
July 31, 2000                  8.813          9.47        0.081          8.90
August 31, 2000                8.938          9.44        0.081          8.95
September 29, 2000             8.688          9.13        0.081          8.61
October 31, 2000               8.000          8.69        0.081          8.07
November 30, 2000              7.500          8.07        0.081          7.62
December 29, 2000              8.437          8.33        0.082          8.32
January 31, 2001               9.350          8.86        0.082          8.82
February 28, 2001              9.000          8.84        0.082          8.85
March 30, 2001                 9.110          8.40        0.082          8.53
April 30, 2001                 8.210          8.21        0.079          8.67
May 31, 2001                   8.530          8.16        0.079          8.17
June 30, 2001                  8.240          7.67        0.077          7.64
July 31, 2001                  8.270          7.63        0.077          7.75
August 31, 2001                7.580          7.56        0.077          7.54
September 28, 2001             6.960          6.94        0.067          6.96
October 31, 2001               6.880          6.99        0.067          7.02
November 30, 2001              7.420          7.23        0.067          7.20
December 31, 2001              7.120          7.09        0.063          7.06
January 31, 2002               7.430          7.03        0.063          7.07
February 28, 2002              7.080          6.84        0.063          6.88
March 31, 2002                 7.320          6.91        0.063          6.98
April 30, 2002                 7.080          6.96        0.056          6.93
May 31, 2002                   6.960          6.82        0.056          6.82
June 30, 2002                  6.020          6.38        0.056          6.08
July 31, 2002                  5.920          6.07        0.056          5.69
August 31, 2002                6.050          6.11        0.056          6.04
September 30, 2002             5.840          5.94        0.056          5.88
October 31, 2002               5.760          5.79        0.056          5.63
November 30, 2002              6.270          6.12        0.056          6.10
================================================================================


38
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend-paying agent.

      If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the immediately preceding trading day.

      If the market price of the Common Stock is less than the net asset value of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with Smith Barney, as purchasing agent for Plan participants ("Purchasing Agent"), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts (effective June 1, 1996, the Plan's Valuation Date changed from the payable date to the record date). If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent


                                                                              39
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. PFPC will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

      PFPC will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by PFPC on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

                              --------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


40
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                           Managed
                                                           HIGH INCOME
                                                           PORTFOLIO INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Directors

Allan J. Bloostein
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
R. Jay Gerken, Chairman
Paul Hardin
William R. Hutchinson
George M. Pavia

Officers

R. Jay Gerken
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Chief Administrative Officer

Richard L. Peteka
Chief Financial
Officer and Treasurer

Beth A. Semmel, CFA
Vice President and
Investment Officer

Peter J. Wilby, CFA
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

Investment Adviser and
Administrator

Smith Barney Fund Management LLC
399 Park Avenue
New York, New York 10022

Transfer Agent

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This report is intended only for the shareholders of Managed High Income Portfolio Inc. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

FD0839 1/03                                                              03-4333

--------------------------------------------------------------------------------